Commitments and Contingencies	12 Months Ended
Mar. 31, 2020
Commitments And Contingencies [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
Leases
The Company entered into a long-term lease agreement for the rental of a premise, which as at March 31, 2020, does not meet the right-of-use asset and lease liability recognition criteria. Minimum lease payments are as follows:

Year ended	March 31, 2020
Long-term lease agreements	Total
2021	351
2022	468
2023	468
2024	468
2025	468
Thereafter	2,586
4,809

For the year ended March 31, 2019 and 2018, expenses recorded in consolidated net loss relating to these operating leases, prior to the adoption of IFRS 16 (note 2), amounted to approximately $2,922,000 and $2,440,000, respectively.
The Group’s minimum contingent rental revenue, from the leasing of premises, amounts to approximately $260,000 for 2021.
Contingencies
From time to time, the Group may become involved in various claims and litigation as part of its normal course of business. While the final outcome thereof cannot be predicted, based on the information currently available, management believes the resolution of current pending claims and litigation will not have a material impact on the Group’s financial position and results of operations. Claims for which there is a probable unfavorable outcome are recorded in provisions.
13. COMMITMENTS AND CONTINGENCIES (CONT’D)
Guarantees
In 2019, the Company had issued letters of credit in the aggregate amount of $1,324,000 to secure a contract with a customer. This amount is secured by short-term deposits, consisting of guaranteed investments certificates, of an aggregate equivalent amount, bearing interest at 0.6% and have matured in January 2020.
Operating commitments
Operating expenditures contracted for at the end of the reporting period but not yet incurred are as follows:

Year ended	March 31, 2020
Technology licenses, infrastructure and other	Total
2021	2,600
2022	1,193
2023	19
2024	5
Thereafter	5
3,822